                                                                   EXHIBIT 10.30

PORTIONS OF THIS DOCUMENT INDICATED BY AN ++ HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT OF SUCH INFORMATION.


                  AMENDMENT NO. 1 TO THE DISTRIBUTOR AGREEMENT

This Amendment No. 1 to the Distributor Agreement, effective as of December 19, 2002 ("Effective Date"), is made by and between NOKIA Inc., by and through its NOKIA Mobile Phones business unit ("NOKIA"), and Brightpoint North America L.P. ("BRIGHTPOINT"), with reference to the following:

WHEREAS, NOKIA and BRIGHTPOINT entered into a Distributor Agreement (the "Agreement") effective October 29, 2001, which sets forth the terms and conditions under which NOKIA will sell, and BRIGHTPOINT will purchase and distribute, various NOKIA Products; and

WHEREAS, the parties desire, among other things, to replace their current distribution and logistics relationship with a Vendor Managed Inventory ("VMI") system for the purchase and distribution of NOKIA Handsets, and to amend the Agreement to implement VMI in accordance with the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants provided for herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. ADD NEW SECTION 2. PRODUCT FORECASTS - The following Section 2, governing Product Forecasts, is hereby added to this Agreement:

     "2.  PRODUCT FORECASTS

     2.1 On or before the first of each calendar month of the Term of this Agreement, BRIGHTPOINT agrees to furnish a non-binding, rolling, ++ month forecast of its anticipated sales of Products under this Agreement (each, a "Forecast"), which data will be utilized in the Demand Supply Balancing ("DSB") process set forth in Section 4.1.1 of the VMI Statement of Work attached hereto as Attachment 10 ("VMI Statement of Work"). The parties will conduct ++ reviews of Forecasts to maximize the stability of such Forecasts. Under the VMI Program as defined in Section 18-A and described in the VMI Statement of Work, NOKIA agrees to maintain in the inventory of Products owned by NOKIA and held by BRIGHTPOINT as Bailed Inventory at BRIGHTPOINT's facility located at 501 Airtech Parkway, Plainfield, Indiana (which facility is designated as "US 17" in NOKIA's system, and "NOK5" in BRIGHTPOINT's system, and which facility is hereinafter referred to as "NOK5") such amounts of Product equal to ++ Days of Supply (as defined in Section
          4.1.4 of Attachment 10, and calculated in accordance with Section 4.3(ii) of Attachment 10) of Products as set forth in the then current Forecast, provided, however, that NOKIA shall have ++ days from the Effective Date of Amendment No. 1 to the Distributor Agreement to reduce BRIGHTPOINT's current inventory of Products to the ++ Days of Supply standard. Upon the expiration of such ++ day Product inventory transition period, if the inventory levels held in NOK5 during the remainder of the term of the VMI Program exceed ++ Days of Supply as set forth in the then current Forecast, NOKIA shall have the right, upon providing ++ days' prior written notice to BRIGHTPOINT, to sell or distribute the amount of inventory of Products exceeding ++ Days of Supply of Products as set forth in the then current Forecast to any third party entity (subject to the terms, conditions and limitations set forth in the Agreement). For purposes of this Agreement, Bailed Inventory shall mean the inventory of Products owned by NOKIA and held by BRIGHTPOINT at NOK5 under a legal bailment relationship, with NOKIA as bailor and BRIGHTPOINT as bailee.

     2.2 All shipments of Product from NOKIA manufacturing plants to NOK5, further described in the VMI Statement of Work, will be made F.O.B. ++ on NOKIA's designated freight carrier with freight charges to be borne by ++. Immediately upon shipment of Products from NOKIA's manufacturing locations to NOK5 (or to Fulfill1 (as defined in Section 3.2) after expiration or termination of the VMI Program), NOKIA agrees to transmit to BRIGHTPOINT via EDI advanced shipment notices containing serialization data and, if applicable, sublocks. Each of NOKIA and BRIGHTPOINT acknowledges and agrees that NOKIA shall retain title to all Products held in NOK5 until the time of Product Issue (as defined in Section 4.1) and until the time of Product Issue BRIGHTPOINT will hold such Products as Bailed Inventory on behalf of NOKIA. NOKIA will bear the risk of loss to deliver Products ++.

     2.3 The minimum order quantity of any Product model shall be full location amounts."

2.   SECTION 3.2 - Section 3.2 is amended in its entirety to state as follows:

     "All shipments of Product from NOKIA manufacturing plants to NOK5 will be made F.O.B. ++ on NOKIA's designated freight carrier with freight charges to be borne by ++. NOKIA will bear the risk of loss to NOK5 and arrange for and absorb ++. Shipments from NOK5 to BRIGHTPOINT'S distribution center in Plainfield, Indiana ("Fulfill1") will be made F.O.B. ++ on NOKIA's designated freight carrier with freight charges, if any, to be borne by ++ (either "freight collect" or "freight prepay and add" as designated by ++). ++ will bear the risk of loss to the destination and arrange for and absorb the cost of insurance to cover such shipments from NOK5 to Fulfill1. Upon BRIGHTPOINT's receipt of each shipment from NOK5 into Fulfill1, BRIGHTPOINT will mark the bill of lading with substantially the following phrase "received in good condition except as noted, contents subject to complete inspection/verification for hidden damages and/or shortages". Any claims of loss or damage concerning the Products, other than for hidden damages and/or shortages, shipped from NOK5 to Fulfill1 or drop-shipped for BRIGHTPOINT must be reported to NOKIA immediately."

3.   SECTION 3.3 - Section 3.3 is deleted in its entirety.

4. SECTION 3.4 - Section 3.4 is amended by adding the following sentence to the end of such Section:

     "Notwithstanding the foregoing, BRIGHTPOINT acknowledges and agrees that Products shall not be drop-shipped to separate locations by NOKIA under the VMI Program."

5.   SECTION 4.1 - Section 4.1 is amended in its entirety to state as follows:

     "The terms of payment shall be net due ++ days from date of invoice. NOKIA shall invoice BRIGHTPOINT for the Products at the time of "Product Issue". For purposes of this Agreement, the date of Product Issue is the date on which ++. The date of Products Issue constitutes the point in time when title to the Products is transferred from NOKIA to BRIGHTPOINT, and the date on which NOKIA will create an invoice for the Products to BRIGHTPOINT. If Product inventory levels exceed ++ Days of Supply as set forth in the then current Forecast, and NOKIA, pursuant to Section 2.1, sells or distributes the amount of Products exceeding ++ Days of Supply as set forth in the then current Forecast to a third party customer of NOKIA, ++

6.   SECTION 4.4 - Section 4.4 is amended in its entirety to state as follows:

     "BRIGHTPOINT shall be responsible for all taxes, fees or other charges imposed by any governmental entity arising with respect to (i) the sale of Products by NOKIA to BRIGHTPOINT, and (ii) any BRIGHTPONT business activities related to NOKIA Product management and distribution in the State of Indiana, specifically including the Indiana Inventory Carrying Tax. ++ will be responsible, with ++ `s assistance, for filing appropriate tax documentation with the State of Indiana for the Inventory Carrying Tax. Notwithstanding the forgoing, BRIGHTPOINT shall not be responsible for any taxes that may be based on NOKIA'S net income or any import duties incurred by NOKIA in bringing the Products into the U.S."

7. ADD SECTION 4.8 - Section 4.8, governing the retention of title in the Products held in NOK5 as Bailed Inventory until Products Issue and precautionary notice filings under the Uniform Commercial Code is hereby added to this Agreement:

     "4.8 NOKIA shall have the right at any time and from time to time to file, in any filing office in any appropriate Uniform Commercial Code jurisdiction, including the State of Indiana, any initial financing statements and amendments thereto in a form substantially similar to the statements attached hereto as Exhibit A, that (i) indicate that NOKIA holds title to the Products held in NOK5 until the time of Product Issue and that BRIGHTPOINT holds such Products as Bailed Inventory until the time of Product Issue and (ii) BRIGHTPOINT agrees to provide any other necessary and appropriate information required by part 5 of
               Article 9 of the Uniform Commercial Code of any relevant state or such other jurisdiction for the sufficiency or filing office acceptance of any such financing statement or amendment. BRIGHTPOINT covenants with NOKIA as follows: (a) without providing at least thirty (30) days prior written notice to NOKIA, BRIGHTPOINT will not change its name or location of the Bailed Inventory or organizational identification number if it has one, (b) if BRIGHTPOINT does not have an organizational identification number and later obtains one, BRIGHTPOINT will forthwith notify NOKIA of such organizational identification number, and (c) BRIGHTPOINT will not change its type of organization, jurisdiction of organization or other legal structure."

8. SECTION 5.7 - Section 5.7 is amended by adding the following sentence to the end of such Section: ++

9.   SECTION 8.2 - Section 8.2 is amended in its entirety to state as follows:

     "BRIGHTPOINT shall not modify the Products while such Products remain in NOK5 in any manner without the prior written approval of NOKIA. In addition, BRIGHTPOINT shall not modify, remove, or alter the documentation accompanying the Products without the prior written approval of NOKIA. If BRIGHTPOINT ++."

10.  SECTION 8.3 - Section 8.3 is amended in its entirety to state as follows:

     "During the Term of this Agreement, BRIGHTPOINT shall make available to NOKIA, and NOKIA shall make available to BRIGHTPOINT the reports and business information set forth in ATTACHMENT. 7" attached hereto and incorporated herein.

11.  SECTION 8.5 - Section 8.5 is amended in its entirety to state as follows:

     "During the Term of this Agreement, BRIGHTPOINT agrees to provide NOKIA with a work area in BRIGHTPOINT's facility located in Plainfield, Indiana, equipped with (i) a "Pick Desk" for ++employees, (ii) telephones for ++ employees capable of making conference calls, (iii) Extra-Net capabilities (Internet side of BRIGHTPOINT's firewall) for VPN (Virtual Private Networking) access to allow such employees to link to the NOKIA network. The work area, furniture and communications equipment will be provided ++. NOKIA employees and representatives will be allowed reasonable access to the BRIGHTPOINT distribution center to observe NOK5 inventory, and to observe all processes related to the distribution of NOKIA Products to NOKIA or BRIGHTPOINT customers."

12.  SECTION 12.1 - Section 12.1 is amended in its entirety to state as follows:

     "Unless sooner terminated in accordance with the provisions of this Agreement, the initial term of this Agreement shall commence January l, 2002, and extend until December 31, 2004 ("Term"), provided, however, that the ++ shall expire six (6) months from the Effective Date of this Amendment No. 1 unless earlier terminated in accordance with the terms herein. Notwithstanding the foregoing, the parties acknowledge and agree
     (i) that the Agreement shall continue in full force and effect despite the expiration or termination of the ++ unless earlier terminated in accordance with the terms herein, and (ii) that the ++ shall automatically terminate in the event the Agreement is terminated for any reason."

13. SECTION 12.3 - Section 12.3 is amended in its entirety to state as follows:

     "Upon ++ days prior written notice to the other party, either party may terminate this Agreement, with or without cause, with the effective date of such early termination to be not earlier than January 1, 2004. Notwithstanding the foregoing, VMI Program described in this Agreement may be terminated with immediate effect by written notice from NOKIA in the event that there is a Change of Control of BRIGHTPOINT. "Change of Control" will be deemed to have occurred if: (i) any person or entity becomes the beneficial owner (as defined in Rule 13d-5 under the Securities Exchange Act as in effect on the Effective Date), directly or indirectly, of securities representing fifty percent (50%) or more of the combined voting power of the outstanding securities of BRIGHTPOINT, or (ii) BRIGHTPOINT becomes a subsidiary of some unrelated third party; or (iii) any unrelated person or "Group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act as in effect on the Effective Date) acquires all or substantially all of the assets of BRIGHTPOINT."

14.  SECTION 12.4 - Section 12.3 is amended in its entirety to state as follows:

     "Termination of this Agreement, howsoever caused, shall not terminate obligations which occurred prior to the effective date of termination. In addition, immediately upon termination of this Agreement for any reason, except for NOKIA's breach or termination for convenience, all then-existing Product inventory held in the NOK5 inventory up to a maximum quantity of ++ Days of Supply as set forth in the then current Forecast shall be deemed purchased by BRIGHTPOINT at the then-current prices for such Products. Ownership will transfer and an invoice submitted on the date of the Products Issue. Moreover, upon termination of this Agreement for any reason, for a period not to exceed ++ days, the parties shall continue to perform their obligations under this Agreement so as to facilitate transition of responsibility for distribution of NOKIA Products to a different vendor or to NOKIA. All transition activities shall be conducted so as to minimize disruption to the other party. Each party shall provide all cooperation and assistance required or requested by the other and shall identify and resolve, with the other party's reasonable assistance, any problems that may impede or delay the timely completion of such transition activities."

15.  ADD NEW SECTION 18A - VENDOR MANAGED INVENTORY PROCESS-The following
     Section 18.A, governing the parties' new VMI Program process, is hereby added to this Agreement:

     Upon the Effective Date, BRIGHTPOINT and NOKIA agree to institute the VMI system, under which NOKIA will manage and own certain Product inventory for BRIGHTPOINT's handset distribution business located in Plainfield, Indiana (the "VMI Program"). Under the VMI Program, BRIGHTPOINT will provide a Forecast of Products, pursuant to Section 2 herein, for the initial transfer of Products to NOK5 to be held by BRIGHTPOINT as Bailed Inventory. As BRIGHTPOINT requires additional Products, BRIGHTPOINT will, from time to time, deliver to NOKIA a purchase order for the issuance of Products to BRIGHTPOINT from NOK5 inventory. The VMI Program will remain in effect for a period of ++ from the Effective Date of this Amendment No. 1, unless sooner terminated in accordance with the terms hereof. Complete details regarding the VMI Program are set forth in Attachment 10 attached hereto."

16. ADD SECTION 19.9 - Section 19.9, governing compliance with laws, is hereby added to the Agreement:

     "Each party shall comply, and cause its subcontractors to comply, with all applicable federal, state and local laws, rules, regulations and orders, including, but not limited to, those pertaining to employment."

17. ADD SECTION 19.10 - Section 19.10, governing disaster recovery, is hereby added to the Agreement:

     "BRIGHTPOINT has developed or shall develop a disaster recovery plan defining an action plan to minimize any damages to NOKIA in case of a severe damage to BRIGHTPOINT's distribution center in Plainfield, Indiana which will impact the Products held in NOK5. BRIGHTPOINT shall submit a copy of the plan to NOKIA within ++ days of the Effective Date of this Amendment No. 1. BRIGHTPOINT will use commercially reasonable efforts to resume its obligations under this Agreement as soon as possible after disaster occurrence."

18. ADD SECTION 19.11 - Section 19.11, governing Product shrinkage, is hereby added to the Agreement:

     "BRIGHTPOINT is responsible for all theft, damage or destruction of Products and related materials once such Products and materials are received into the NOK5 inventory of Products, except with respect to the negligent or intentional acts or omissions of NOKIA."

19. ADD SECTION 19.12 - Section 19.12, governing audit rights, is hereby added to the Agreement:

     "During the Term of this Agreement, each of BRIGHTPOINT and NOKIA will keep and maintain accurate information and records related to all transactions under this Agreement. Upon the other party's written request, and with at least ++ days' prior written notice, each party will provide access to such information and records for examination and audit by the other party or an independent certified auditor provided by such other party. The party requesting the audit will pay all costs of such examination and audit."

20. ADD SECTION 19.14 - Section 19.14, governing Brightpoint insurance requirements, is hereby added to the Agreement:

     "BRIGHTPOINT shall maintain in full force and effect during the Term of this Agreement insurance coverages as specified in Attachment 11".

21. ATTACHMENTS - The Attachments to the Agreement are amended/added as follows:

     ATTACHMENT 4 (Receiving Requirements) - Amended as per new Attachment 4 ATTACHMENT 7 (Business Information) - Amended as per new Attachment 7
     ADD NEW ATTACHMENT 10 -Vendor Managed Inventory Process Statement of Work ADD NEW ATTACHMENT 11 - Insurance Requirements
     ADD NEW SCHEDULE 4.1 - Freight Charges

22. GENERAL - Except as expressly set forth above, this Amendment No. 1 to the Agreement does not supersede or amend any of the other terms and conditions of the Agreement, which shall continue in full force and effect. This Amendment No. 1 shall bind and inure to the benefit of each of the parties hereto and their respective successors and assigns. The parties represent and warrant to each other that the undersigned are authorized to execute this Amendment No. 1. Defined terms used but not defined herein shall have the respective meanings ascribed to them in the Agreement.


NOKIA INC.                               BRIGHTPOINT NORTH AMERICA L.P.

                                         By:  Brightpoint  North America,  Inc.,
                                              its general partner

By: /s/ Mike Pennington                  By: /s/ J. Mark Howell
    --------------------------------         -----------------------------------

Name: Mike Pennington                    Name: J. Mark Howell
      ------------------------------           ---------------------------------

Title: VP Sales                          Title:  President
       -----------------------------            --------------------------------

Date: December 20, 2002                  Date: December 19, 2002
      ------------------------------           ---------------------------------

                                    EXHIBIT A

                              UCC FILING STATEMENT

UCC FINANCING STATEMENT
State Form 50181 (5-01)
Approved by State Board of Accounts, 2001

FOLLOW INSTRUCTIONS (FRONT AND BACK) CAREFULLY

-------------------------------------------------------
A.     NAME AND PHONE OF CONTACT AT FILER (optional)
-------------------------------------------------------
B.     SEND ACKNOWLEDGMENT TO: (Name and Address)

       [                   ]



       [                   ]

-------------------------------------------------------
                                   THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY


1.   DEBTOR'S EXACT FULL LEGAL NAME - Insert only one debtor (1a or 1b) - do not abbreviate or combine names
------------------------------------------------------------------------------------------------------------------------------
         1a.  ORGANIZATION'S NAME
OR              BRIGHTPOINT NORTH AMERICA L.P.
------------------------------------------------------------------------------------------------------------------------------
         1b.  INDIVIDUAL'S LAST NAME                     FIRST NAME              MIDDLE NAME                 SUFFIX

------------------------------------------------------------------------------------------------------------------------------
1c.      MAILING ADDRESS                                 CITY                    STATE    POSTAL CODE        COUNTRY
                501 Airtech Parkway                             Plainfield       IN       46168              USA
------------------------------------------------------------------------------------------------------------------------------
         ADD'L INFO RE    1e. TYPE OF ORGANIZATION       1f.  JURISDICTION OF     1g. ORGANIZATIONAL ID #, if any
         ORGANIZATION         ltd partnership                  ORGANIZATION
         DEBTOR                                                  DELAWARE                                      [ ] NONE
------------------------------------------------------------------------------------------------------------------------------
2.  ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - Insert only one debtor (2a or 2b) - do not abbreviate or combine names
------------------------------------------------------------------------------------------------------------------------------
         2a.  ORGANIZATION'S NAME
OR   -------------------------------------------------------------------------------------------------------------------------
         2b.  INDIVIDUAL'S LAST NAME                     FIRST NAME              MIDDLE NAME                 SUFFIX
------------------------------------------------------------------------------------------------------------------------------
2c.      MAILING ADDRESS                                 CITY                    STATE    POSTAL CODE        COUNTRY
------------------------------------------------------------------------------------------------------------------------------
         ADD'L INFO RE    1e. TYPE OF ORGANIZATION       1f.  JURISDICTION OF     1g. ORGANIZATIONAL ID #, if any
         ORGANIZATION                                          ORGANIZATION
         DEBTOR                                                                                                [ ] NONE
------------------------------------------------------------------------------------------------------------------------------
3.  SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE S/P) - insert only one secured party name (3a or 3b)
------------------------------------------------------------------------------------------------------------------------------
         3a.  ORGANIZATION'S NAME
OR              NOKIA Inc..
     -------------------------------------------------------------------------------------------------------------------------
         3b.  INDIVIDUAL'S LAST NAME                     FIRST NAME              MIDDLE NAME                 SUFFIX
------------------------------------------------------------------------------------------------------------------------------
3c.      MAILING ADDRESS                                 CITY                    STATE    POSTAL CODE        COUNTRY
                600 Connection Drive                            Irving           TX       75039              USA
------------------------------------------------------------------------------------------------------------------------------
4.  This FINANCING STATEMENT covers the following collateral:
------------------------------------------------------------------------------------------------------------------------------
         This is a protective filing and does not, and is not intended to, create a security interest in any property of Bailee. This filing is intended to protect Bailor's interest in Bailor's inventory of
         Nokia-branded wireless telecommunications handsets held by Bailee as bailed inventory in the "NOK5" warehouse under a vendor-managed inventory program pursuant to that certain Distributor Agreement dated
         October 29, 2001 by and between Bailor and Bailee, as amended.

------------------------------------------------------------------------------------------------------------------------------
5.  ALTERNATIVE DESIGNATION (if applicable):  [ ] LESSEE/LESSOR   [ ] CONSIGNEE/CONSIGNOR   [ ] BAILEE/BAILOR
    [ ] SELLER/BUYER  [ ] AG LIEN  [ ] NON-UCC FILING
------------------------------------------------------------------------------------------------------------------------------
6.  [ ] This FINANCIAL STATEMENT is to be filed (for record) (or    7.  Check to REQUEST SEARCH REPORT(S) on Debtor(s)
recorded) in the REAL ESTATE RECORDS, Attach Addendum (if         (ADDITIONAL FEE) (optional)
applicable)                                                                  [ ] All Debtors   [ ] Debtor 1    [ ] Debtor 2
------------------------------------------------------------------------------------------------------------------------------
8.  OPTIONAL FILER REFERENCE DATA

------------------------------------------------------------------------------------------------------------------------------
FILING OFFICE COPY - INDIANA UCC FINANCING STATEMENT

                                  ATTACHMENT 4

                       BRIGHTPOINT RECEIVING REQUIREMENTS

BRIGHTPOINT

                       BRIGHTPOINT INBOUND SPECIFICATIONS

                                TABLE OF CONTENTS


                                                                              Page Number

         Table of Contents......................................................... 1

I.       Brightpoint Inbound Shipping Specifications............................... 2

II.      Delivery Scheduling Procedures............................................ 2

III.     Bill of Lading Requirements............................................... 2

IV.      Packaging List Requirements............................................... 2

V.       Vendor Packing Requirements............................................... 3

VI.      Vendor Pallet Specifications.............................................. 3

VII.     Vendor Labelling Requirements............................................. 3

VIII.    General Merchandise Packing and Labelling Violations and Fees............. 4

IX.      Brightpoint Appointment Request Form...................................... 5

X.       Brightpoint Air Freight Shipping Notification............................. 6

XI.      Item Code Specific Information Sheet...................................... 7

XII.     Example of Shipment Non-Conformance Form.................................. 8




                                     1 of 8

I.   BRIGHTPOINT INBOUND SHIPPING SPECIFICATIONS

The carrier must contact Brightpoint's Inbound Clerk at (800) 952-2355 (ext.
2261) to schedule an appointment for each delivery prior to the actual delivery date in accordance with the Delivery Scheduling Procedures set forth below. Receiving hours are between 6:00 am and 6:00 pm (EST) Monday through Friday. Brightpoint's receiving schedule is made on a first-call, first-serve basis. Brightpoint reserves the right to refuse or reschedule shipments/trailers that arrive unscheduled and/or are more than one hour late.

All items, products or otherwise, are to be shipped according to the terms and conditions of the purchase order or contract. Unless specified otherwise, all shipments shall be collect FOB Origin City.

Brightpoint's Receiving Department requires a 24-hour electronic ASN (Advanced Shipping Notice) with the following items: purchase order number, item, quantity. The following items must be unique: pallet id, carton id, serial or IME/ESN/MSN number, and sublocks (for handsets). For additional information regarding ASN requirements contact Brightpoint's Director of Information Technology at (800) 952-2355 ext. 2314.


The carrier must provide Brightpoint with a valid PO# or RA# in order to schedule a shipment. If the carrier has a valid PO#, Brightpoint's Receiving Clerk will verify the validity of the PO# using Brightpoint's Warehouse Management System, issue a RA#, and schedule an appointment in the next available opening. A RA# will be accepted and appointment will be set at that time. If the PO# is not valid, Brightpoint's Receiving Clerk will investigate the matter. Supplier agrees to cooperate with and assist the Brightpoint Purchasing Department and the National Brightpoint receives the necessary information, Brightpoint will contract the carrier to schedule the appointment.


II.  DELIVERY SCHEDULING PROCEDURES

All freight shipments must be scheduled for a delivery appointment 24 hours prior the actual delivery arrival of the shipment. The carrier should send the correct APPOINTMENT REQUEST FORM (included on the following pages) as soon as it receives the shipment. This practice will help expedite the shipment into Brightpoint's facility and help eliminate any additional transit time.


The following information is required for all appointment requests:


o    carrier name
o    vendor name
o    all valid PO#s
o    number of cartons for each PO
o    total cartons/total pallets
o    weight of shipment
o    bill of lading number
o    carrier PRO number and/or shipment number

Without this information, NO delivery appointment can be scheduled.


AIR FREIGHT SHIPMENTS
For all expedited shipments (e.g. air freight), vendors must follow these procedures when making an appointment.

SMALL PACKAGE CARRIER SHIPMENTS
Small package carrier (i.e. UPS, Airborne, Federal Express) shipments are limited to no more than 200 pounds or 10 boxes per shipment, per d ay. Shipments exceeding these criteria will be treated as receipts without an appointment. For shipments of 200 pounds/10 cartons or greater, vendor must contact Brightpoint's Freight Manager at (800) 952-2355 extension 2227 for assistance with carrier information.


III.   BILL OF LADING REQUIREMENTS

THE FOLLOWING BILL OF LADING REQUIREMENTS ARE MANDATORY. FAILURE TO COMPLY WITH THESE INSTRUCTIONS COULD RESULT IN COSTLY DELAYS.


All Shipments regardless of mode or FOB status must be accompanied by a Bill of Lading. The Bill of Lading must include the following:


o    vendor name
     shipping address
     city, state and zip code
o    Brightpoint destination
     street address
     city, state and zip code
o    bill to address
o    freight payment terms
o    actual ship date
o    carrier
o    trailer number
o    seal number
o    total number of cartons, pallets, and gross weight of shipment
o    product descriptions
o    Brightpoint's PO#
     -----------------
     If shipping multiple purchase order numbers together, all numbers must be listed with a carton break down by purchase order.
o "Shipper load and Count" (actual carton quantity the carrier picked up from the vendor or shipper) printed on the Bill of Lading when a trailer is loaded and sealed without the driver being afforded the opportunity to count or inspect the freight.

Carriers are responsible for the Bill of Lading carton quantities; consequently, shortages will result in a freight claim against the carrier. However, any unit discrepancies received against the packing list are the vendor's responsibility.


IV.  PACKING LIST REQUIREMENTS

The following packing list requirements apply to each shipment:


o    Only one PO# per carton
o    Only one PO# per packing list
o The packing list must be placed in a removable envelope or pouch and must be attached to the outside facing of carton, not on tip, located at the tail end of the trailer where possible. The carton with the packing list should be clearly marked "Packing list Enclosed."
o    The packing list must match the contents of the shipment.
o    Packing lists for partial shipments MUST only list the units shipped.
o    Packing lists labeled with only "PARTIAL SHIPMENT" is not acceptable.
o For small package carrier deliveries (i.e. UPS, RPS, Fed Ex), each carton must have a copy of the complete packing list, detailing the contents of the total shipment.


                                     2 of 8

An accurate and legible packing list must accompany each shipment to Brightpoint's facility. The packing list MUST include the following:


o    vendor name
     shipping address
     city, state, and zip code
o    Brightpoint destination
     street address
     city, state, and zip code
o    Brightpoint's PO#
o    vendor's invoice number
o    routing used on the shipment (i.e., carrier name)
o    product description
o    model number/Brightpoint Part #
o    quantity shipped per SKU
o    number of cartons of the total shipment

V.   VENDOR PACKING REQUIREMENTS

All products must be packaged to conform to good packaging procedures. Proper packing material must be used to ensure adequate protection of product. If there is loss and/or damage of a product due to poor packaging, Brightpoint will file a claim with the appropriate carrier. In the event that a claim is not collected from the carrier, the claim will then be processed against the shipper, and the charges will be deducted from payment of invoice.


All products must be palletized with labels facing outward. Only empty cartons can be neated (stacked in the middle) for the purpose of stabilizing the load.


Product must be shipped in a standard master pack. Changes to the master carton must be communicated to Brightpoint's Receiving Department one week in advance of shipment.


All master cartons and/or pallets received at Brightpoint's facility must conform to a standard Unit of Measure ("UOM"). This UOM must remain constant for the life of the product, until Brightpoint is notified. Notice of changes made to the master carton and/or standard pallet configuration will need to be sent to Project Manager of Operations, Brightpoint North America L.P., 501 Airtech Pkwy, Plainfield, IN 46168 or call (800) 952-2355 (Ext. 2202).


Ship one item per master carton. For master cartons that contain more than one item, the carton must be labeled "mixed". All shipments must be in full master carton quantities. Partial cartons will only be accepted if it is marked as "partial". The amount of mixed or partial cartons must be kept to a minimum quantity of cartons for each shipment. Only one PO# should be shipped within a carton.


Product must be loaded onto a trailer by PO#, then by SKU. Multiple purchase orders must not be mixed on multiple pallets or across trailers. For mixed Pos across pallets or across trailer please fill all pallets with the same PO and SKU. Mixed SKUs on a pallet must be signed accordingly.


Palletized product must be shipped on 40" x 48" x 40" GMA 4-way pallets in accordance with the pallet specifications set forth below. All cartons must fit entirely on pallets without any overhand. Product must not be stacked higher than 48" on the pallet including the height of the skid.


CONVEYABLE LOOSE PIECE CARTON SIZES AND WEIGHTS


---------------------------------------------------------
              Length     Width*     Height**   Weight
---------------------------------------------------------
Minimum       12"        7"         6"         1/2 -1 lb.
---------------------------------------------------------
Maximum       24"        20"        13"        45 lbs.
---------------------------------------------------------
Average       12"        10"        6"         3 lbs.
---------------------------------------------------------

Average length for speed and rate of calculations = 12" Clarification: The minimum weight for any item is1/2lb. and items over 12" in length must weigh1/2lb./ft of length. Therefore, the minimum weight for a 24" item is 1 lb.


CONVEYABLE FULL CASE CARTONS AND KITS


---------------------------------------------------------
              Length     Width*     Height**   Weight
---------------------------------------------------------
Minimum       18"        10"        6"         5#
---------------------------------------------------------
Maximum       28"        18"        23.5"      45#
---------------------------------------------------------

Some combinations of the dimensions may be unstable when conveyed. The following rules apply to cartons that are in good condition and uniformly weighted:


o    Carton width must be less than carton length..  (W<L)
o    Carton height must be less than the carton length.  (H<L)
o    Carton height must be less than 1.5 times the carton width.  (H<1.5 x W)

VI.  PALLET  SPECIFICATIONS

o All pallets must be 40"x48" in size. o Pallet designs must emulate a GMA 4-way pallet.
o Product must not be stacked higher than 49" on the pallet including the height of the skid. o Contents of cartons including part number, quantity, and ESN (when applicable) must be facing outward.
o    Product must be wrapped and secured to the pallet.
o When contents of pallet contain loose boxes, the boxes must be banded to the pallet with steel bands. Wooden strips must also be under the bands of steel on top of the boxes. This secures the weight of the product on the pallet.
o Each pallet must contain the correct P.O. # or RA# and the Brightpoint address label.
o    All partial cartons must be marked "Partial Carton" and be taped

VII.   VENDOR LABELING REQUIREMENTS

A carton label must be applied to every carton. If information is preprinted on a carton, then information does not need to be duplicated on a carton label. However, all information is required in a preprinted form, carton label or both. Each CARTON LABEL must include the following information:


o Carton ID - alphanumeric; not exceed 15 characters in length; uniqueness to include company prefix; code 128 symbology; ladder format.
o serial (ESN, MSN, IMEI or product serial number, when applicable) - alphanumeric; picket fence barcode and/or 2D barcode.
o    master carton quantities
o    model/description

Shipping labels may be in a pallet sign format unless cartons are shipped in loose quantities.


                                     3 of 8

Each SHIPPING LABEL must include the following information:

o    vendors name and address
o    Brightpoint's name and address
o    PO#
o    carton quantity
o    bill of lading number

On express shipments (e.g., UPS, Fed Ex, Airborne), each carton must be marked "CARTON X OF N", where X is the sequential carton number and N is the total number of cartons on shipment. All express shipments must have a carton label and shipping label on every unit.


VIII.   GENERAL MERCHANDISE PACKING AND LABELING VIOLATIONS AND FEES

Violation                              Fee

Packaging
---------
o    Shipment UOM                     $10.00/CARTON
     different than on-hand

UOM
o    More than one SKU or              $10.00/CARTON
     purchase order within a carton
o    Mixed SKUs across                 $10.00/CARTON
     pallets that are not identified

Labeling
--------
o    "Mixed" or "partial"              $10.00/CARTON
     cartons not labeled as such
o    Missing label from                $10.00/CARTON
     carton
o    Missing information               $10.00/CARTON
     on carton label
o    Incorrect                         $10.00/CARTON
     information on carton label

Packing List
------------
o    No packing list                   $100.00/SHIPMENT
o    All packing lists                 $100.00/SHIPMENT
     not accompanying the shipment
o    Incomplete,                       $100.00/SHIPMENT
     incorrect or non-readable
     packing list
o    More than one                     $100.00/SHIPMENT
     purchase order per packing list
o    Purchase order                    $100.00/SHIPMENT
     number on packing list is
     invalid

Stacking and Master Carton Specifications
-----------------------------------------
o    Pallets stacked over              $100.00/PALLET
     48" high
o    Pallets not standard              $100.00/PALLET
     size 40" x 48"
o    Freight stacked on                $100.00/PALLET
     broken pallets

Other
-----
o    Re-palleting fee                  $10.00/CARTON
o    Re-boxing fee                     $10.00/CARTON
o    Purchase order needs              $100.00/SHIPMENT
     part number added
o    Expected quantity                 $100.00/SHIPMENT
     needs updating
o    Shipments received                $100.00/SHIPMENT
     without scheduled appointments
o    Shipments received                100.00/SHIPMENT
     late (1 hr. past scheduled
     appointment

DEFINITIONS:

"Master Carton" means a corrugated box containing multiple units with the same item code. Used for consolidating same item codes strictly for transporting not for retail.

"Unit of Measure" means the pallet configuration by each/units contained in a Master Carton or on a full pallet.

Example:
Each/Unit: will always be one                     1
Master Carton: How many eaches/units in the       6
Master Carton?
Pallet: How many eaches/units on the total        240
pallet?


                                     4 of 8

IX.

                      BRIGHTPOINT APPOINTMENT REQUEST FORM

***************************
***CIRCLE DESTINATION***
***************************

Brightpoint North America L.P.     Technical Services        CARRIER: __________
501 Airtech Pkwy                   501 Airtech Pkwy          CONTACT: __________
Plainfield, IN  46168              Plainfield, IN  46168     PHONE: ____________
Tel: 317-707-2261                  Tel: 317-707-2355         FAX: ______________
Fax: 317-707-2163                  Fax: 371-707-2383

Brightpoint North America L.P.
West Coast Distribution Center
5360 Capital Dr.
Reno, NV  89502
Tel: 775-858-CELL
Fax: 775-858-2341
                                   **MUST HAVE CARTON BREAK DOWN PER P.O.
                                   **PLEASE PROVIDE AN E.T.A.:
                                                              ------------------

**APPOINTMENT DATE:
                   --------------------------------------------------------
**APPOINTMENT TIME:
                   --------------------------------------------------------
**APPOINTMENT CONFIRMED WITH:
                             ----------------------------------------------



--------------------------------------------------------------------------------
    P.O. #       # of Pallets       Vendor        Carrier        PRO/BOL #
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                 ONCE THE APPOINTMENT HAS BEEN SET, ANY CHANGES
               NEED TO BE COMMUNICATED TO THE RECEIVING DEPARTMENT
             (I.E. CARRIER OF TRAILER #, CARTON COUNTS, P.O.s, ETC.)


                                     5 of 8

                    BRIGHTPOINT AIR FREIGHT NOTIFICATION FORM

Brightpoint North America L.P.    Technical Services        CARRIER: ___________
501 Airtech Pkwy                  501 Airtech Pkwy          CONTACT: ___________
Plainfield, IN  46168             Plainfield, IN  46168     PHONE:______________
Tel: 317-707-2261                 Tel: 317-707-2355         FAX: _______________
Fax: 317-707-2163                 Fax: 371-707-2383

Brightpoint North America L.P.
West Coast Distribution Center
5360 Capital Dr.
Reno, NV  89502
Tel: 775-858-CELL
Fax: 775-858-2341
                                  **MUST HAVE CARTON BREAK DOWN PER P.O.
                                  **PLEASE PROVIDE AN E.T.A.:
                                                             -------------------

**APPOINTMENT DATE:
                   ------------------------------------------------------
**APPOINTMENT TIME:
                   ------------------------------------------------------
**APPOINTMENT CONFIRMED WITH:
                             --------------------------------------------



--------------------------------------------------------------------------------
    P.O. #       # of Pallets       Vendor        Carrier        PRO/BOL #
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                 ONCE THE APPOINTMENT HAS BEEN SET, ANY CHANGES
               NEED TO BE COMMUNICATED TO THE RECEIVING DEPARTMENT
             (I.E. CARRIER OF TRAILER #, CARTON COUNTS, P.O.s, ETC.)





                                     6 of 8

XI.

--------------------------------------------------------------------------------
            PLEASE PROVIDE THE FOLLOWING INFORMATION FOR PART NUMBERS
                            SHIPPED TO BRIGHTPOINT.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              Master Carton
                              Dimensions          Master          Full Pallet
Part Number    Weight/ea.     L x W x H           Carton/ea       Quantity/ea.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------





                                     7 of 8

XII.
                                                                   EXAMPLE ONLY

SHIPMENT NONCONFORMANCE FORM    Disc #                                               Receiver #
                                       ---------------------------------------                  -----------------------------------
Product Shipped From:                                                      Form completed by:
                     -------------------------------------------                             ---------------------------------
Customer Name:                                                             Who has been contacted:
              --------------------------------------------------                                  ----------------------------
P.O. #:                                                                    When:
       ---------------------------------------------------------                ----------------------------------------------
B.O.L.# or Tracking #:                                                     Warehouse Code:
                      ------------------------------------------                          ------------------------------------
Date:                                                                      Carrier:
     -----------------------------------------------------------                   -------------------------------------------

VIOLATIONS/FEES                                                                    DETAILS/EXPLANATION
---------------                                                                    -------------------
PACKAGING
---------
____ UOM different than current on-hand UOM
                                                                                   ------------------------------------------------
____ More than on SKU/PO within a carton
                                                                                   ------------------------------------------------
____ Mixed SKU's across a pallet than are not identified
                                                                                   ------------------------------------------------
____ (# of cartons/errors) X $10/PER CARTON                        =      _____
                                                                                   ------------------------------------------------
LABELING
--------
____ "Mixed" or "partial" cartons no labeled as such
                                                                                   ------------------------------------------------
____ Missing label from carton
                                                                                   ------------------------------------------------
____ Missing information on carton label
                                                                                   ------------------------------------------------
____ Incorrect information on carton label
                                                                                   ------------------------------------------------
____ (# of cartons/Errors) X $10 PER CARTON                        =      ____
                                                                                   ------------------------------------------------
PACKING LIST
------------
____ No packing slip                                               =      ____
                                                                                   ------------------------------------------------
____ All packing lists not accompanying shipment
                                                                                   ------------------------------------------------
____ Incomplete, incorrect or non-readable packing list
                                                                                   ------------------------------------------------
____ More than one purchase order per packing list
                                                                                   ------------------------------------------------
____ P.O.# on packing list is invalid
                                                                                   ------------------------------------------------
____ (# of Errors) X $100/PER SHIPMENT
                                                                                   ------------------------------------------------
STACKING AND MASTER CARTON SPECIFICATIONS
-----------------------------------------
____ Pallets stacked over 48" high                                 =      ____
                                                                                   ------------------------------------------------
____ Number of Pallets not to standard size (40x48")
                                                                                   ------------------------------------------------
____ Freight stacked on broken pallet
                                                                                   ------------------------------------------------
____ (# of Errors) X $10/PER CARTON
                                                                                   ------------------------------------------------
OTHER
-----
____ Re-boxing Fee                                                 =      ____
                                                                                   ------------------------------------------------
____ Re-palletizing fee (Cost per carton)
                                                                                   ------------------------------------------------
____ (# of Errors) X $10/PER CARTON
                                                                                   ------------------------------------------------
____ Expected quantity needs updated                               =      ____
                                                                                   ------------------------------------------------
____ P.O. needs item code added
                                                                                   ------------------------------------------------
____ Shipments received without scheduled appointment
                                                                                   ------------------------------------------------
____ Shipments received late (1 br past schedule time)
                                                                                   ------------------------------------------------
____ (# of Errors) x $100/PER SHIPMENT
                                                                                   ------------------------------------------------
TOTAL $ AMOUNT CHARGED:                                                            REC. Sup./OPS Mgr. Signature:
                       ----------------------                                                                   -------------------

                                  ATTACHMENT 7

                              BUSINESS INFORMATION


     The following written reports will be provided by BRIGHTPOINT to NOKIA at BRIGHTPOINT's ++

     ++

     All reports shall be provided in a format mutually agreed to by the parties. Each party shall provide the other with such documentation and other information available to it as may be reasonably requested by the other party from time to time in order to verify the accuracy of the reports provided."

                                  ATTACHMENT 10

                            VENDOR MANAGED INVENTORY
                                STATEMENT OF WORK
     1.    SCOPE

Upon the Effective Date of this Amendment No.1, BRIGHTPOINT and NOKIA agree to institute the VMI Program, under which NOKIA will manage and own certain Product inventory for BRIGHTPOINT's handset distribution business located in Plainfield, Indiana. Under the VMI Program, BRIGHTPOINT will provide a Forecast of Products, pursuant to Section 2 of the Agreement, for the initial transfer of Products to NOK5 to be held by BRIGHTPOINT as Bailed Inventory. As BRIGHTPOINT requires additional Products, BRIGHTPOINT will, from time to time, deliver to NOKIA a BRIGHTPOINT Purchase Order (as hereinafter defined) for the issuance of Products to BRIGHTPOINT from NOK5 inventory. This Statement of Work describes the VMI Program, including scope, processes, timelines, and system input and outputs. Under the VMI Program, BRIGHTPOINT will not carry Product inventory on its financial books and NOKIA will receive ++. NOKIA will own Product inventory, though BRIGHTPOINT will remain in possession and/or control of the Product.

  ------------------------------------------------------------------------------
  IN SCOPE                                          OUT OF SCOPE
  ------------------------------------------------------------------------------
  NOKIA US Sales                                  NOKIA LTA Sales, NOKIA Canada
                                                  Sales, NOKIA European Sales,
                                                  NOKIA APAC sales.

  ------------------------------------------------------------------------------
  NOKIA plant US00, MX00                          All other NOKIA plants
  ------------------------------------------------------------------------------
  BRIGHTPOINT warehouse in Indianapolis           BRIGHTPOINT warehouse in
                                                  Nevada or any other warehouse.

  ------------------------------------------------------------------------------
  Phone Packages                                  Transceivers and accessories
  ------------------------------------------------------------------------------
  SAP, NPWS, Provia, Endura, Harbigen,
  Software Systems
  ------------------------------------------------------------------------------
  EDI Advanced Ship Notice (856)                  EDI Purchase Order (850)
  ------------------------------------------------------------------------------

     2.    DEFINITIONS

  ------------------------------------------------------------------------------
  EDI                                             Electronic Data Exchange -
                                                  Electronically sending data
                                                  from one system to another
  ------------------------------------------------------------------------------
  STOP                                            Stock Transport Purchase
                                                  Order, which does not
                                                  constitute an express
                                                  commitment or undertaking to
                                                  purchase Products (NOKIA SAP
                                                  document)
  ------------------------------------------------------------------------------
  BRIGHTPOINT PURCHASE ORDER                      BRIGHTPOINT's full value,
                                                  binding purchase order for
                                                  purchase of Products from NOK5
  ------------------------------------------------------------------------------
  DSB                                             Demand Supply Balancing -
                                                  Monthly process within NOKIA
                                                  for top level forecasting
  ------------------------------------------------------------------------------
  SAP                                             NOKIA's Integrated Operations
                                                  system
  ------------------------------------------------------------------------------
  ENDURA                                          BRIGHTPOINT's financial system
  ------------------------------------------------------------------------------
  PROVIA                                          BRIGHTPOINT's warehouse
                                                  management system
  ------------------------------------------------------------------------------
  CPT                                             NOKIA's sales planning team
  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
  VMI                                             Vendor Managed Inventory

  ------------------------------------------------------------------------------
  NOK5                                            The designation of
                                                  BRIGHTPOINT's facility located
                                                  at 501 Airtech Parkway,
                                                  Plainfield, Indiana in
                                                  BRIGHTPOINT's warehouse
                                                  system.
  ------------------------------------------------------------------------------

  ------------------------------------------------------------------------------
  US17                                            The designation of
                                                  BRIGHTPOINT's facility located
                                                  at 501 Airtech Parkway,
                                                  Plainfield, Indiana in NOKIA's
                                                  system.
  ------------------------------------------------------------------------------

        3.    PROJECT TEAMS

  ------------------------------------------------------------------------------
  NOKIA  Project Owner                                 ++
  ------------------------------------------------------------------------------
  NOKIA  Project Manager                               ++
  ------------------------------------------------------------------------------
  NOKIA  Technical Manager                             ++
  ------------------------------------------------------------------------------
  NOKIA  Concept Owner (PDS)                           ++
  ------------------------------------------------------------------------------
  NOKIA  Key User                                      ++
  ------------------------------------------------------------------------------
  BRIGHTPOINT Project Manager                          ++
  ------------------------------------------------------------------------------
  BRIGHTPOINT Technical contact                        ++
  ------------------------------------------------------------------------------
  BRIGHTPOINT Purchasing contacts                      ++
  ------------------------------------------------------------------------------

        4.    VMI PROGRAM PROCESS

4.1       Process Steps

4.1.1     ++

4.1.2     ++

4.1.3     ++

4.1.4 Subject to Section 2.1 of the Agreement, and based upon each Forecast, NOKIA will calculate ++ of supply of Products ("Days of Supply") for each sales package, and review current stock and analyze necessary replenishment quantities held in NOK5. NOKIA will communicate replenishment quantities to its authorized representative located at BRIGHTPOINT's facility in Plainfield, Indiana. Upon expiration of the ++ day Product inventory transition period defined in Section 2.1, NOKIA agrees to maintain in NOK5 such amounts of Products equal to ++ of Supply.


4.1.5     ++

4.1.5A    ++

4.1.5B    ++

4.1.6-4.1.17  ++

Flowchart of Brightpoint VMI process...

++

                                  ATTACHMENT 11

                             INSURANCE REQUIREMENTS


BRIGHTPOINT shall meet and comply with the following "Insurance Requirements", as stated in this Insurance Requirements Attachment:

1.   BRIGHTPOINT's Obligations

     a. BRIGHTPOINT shall carry and maintain in full force and effect during the term of the parties' agreement(s) at least the minimum insurance coverages stated in Section 2 below.

     b. All insurance policies providing such coverage must be written on an occurrence basis for worker' compensation and employer's, commercial general, commercial automobile and umbrella liability coverage and on a claims made basis for professional/errors and omissions and software errors and omissions coverages. BRIGHTPOINT's insurance is primary to any valid collectible insurance carried by the Additional Insureds (defined below).

     c. The insurer(s) providing such coverages must be licensed and admitted in the state(s) of BRIGHTPOINT's operations and performance of the parties' agreement(s), and have a rating of "A-" and policyholder's surplus size "VII" or better as listed in the then-current Best's Insurance Report published by A.M. Best Company, Inc., or equivalent rating from Standard & Poors or Moody's.

     d. The Commercial General Liability and Umbrella Liability insurance coverages shall protect BRIGHTPOINT and NOKIA and each of the Additional Insureds, where applicable, from and against claims against BRIGHTPOINT and/or NOKIA for damages for personal injury, property damage, bodily injury, including without limitation, mental distress and anguish, and death, which may be sustained by or made against BRIGHTPOINT, NOKIA, their respective directors, officers, employees and agents, affiliates or sustained by any third parties, unless claims are wholly due to the gross negligence or willful misconduct of NOKIA.


2.   Minimum Insurance Coverage

     The required minimum insurance coverages and limits which BRIGHTPOINT shall obtain and maintain shall include the following:

     2.A.  Worker's Compensation and Employer's Liability:
           -----------------------------------------------

           2.A.1.   Coverage A -- Statutory Benefits
                    Coverage for liability imposed under the Workers' Compensation laws or similar provisions of the state(s) in which BRIGHTPOINT is performing work to fulfill obligations under the parties' agreement(s), including exempt employees.

           2.A.2.   Coverage B -- Employer's Liability
                    Limits of at least:
                    USD 500,000 Bodily Injury by Accident
                    USD 500,000 Bodily Injury by Disease - Policy Aggregate USD 500,000 Bodily Injury by Disease - Each Employee

           2.A.3.   Extensions of Coverage
                        2.A.3.1. Other States Insurance Coverage
           2.A.3.2. Federal Workers' Compensation Act Coverage (as applicable)
                        2.A.3.3. Proprietors, Partners and Executive Officers
                                 Coverage

     2.B.  Commercial General Liability:
           -----------------------------

           2.B.1.  Required Coverage Limits
                   The following coverages shall have the following minimum limits, exclusive of defense costs, which shall be paid under the insurance policy outside the limits:

                    USD 2,000,000 General Annual Aggregate
                    USD 2,000,000 Products/Completed Operations Annual Aggregate USD 2,000,000 Personal and Advertising Injury Annual
                                  Aggregate
                    USD 1,000,000 Each Occurrence
                    USD    50,000 Medical Payments

           2.B.2.   Extensions of Coverage
                    2.B.2.1.  Duty to Defend
                    2.B.2.2.  "Legally Obligated to Pay" wording
                    2.B.2.3.  Contractual Liability Coverage
                    2.B.2.4. Coverage (where permissible) for Punitive Damages, Fines and Penalties
                    2.B.2.5.  Separation of Insureds
                    2.B.2.6.  Worldwide Coverage

     2.C.  Commercial Automobile Liability:
           --------------------------------

                    2.C.1.    Required Coverage Limits
                              USD 1,000,000 Combined Single Limit Each Accident (Bodily Injury/Property Damage)
                    2.C.2.    Extensions of Coverage
                              Coverage for all owned, hired and non-owned motor vehicles

     2.D.  Umbrella Liability:
           -------------------

                    2.D.1.    Required Coverage Limits
                              USD 10,000,000 Each Occurrence
                    2.D.2.    Coverage
                              Excess of Employer's Liability, Commercial General Liability and Commercial Automobile Liability insurance policies, including all coverages and extensions of coverage

     2.D.3. Extensions of Coverage
                                2.D.3.1. Duty to Defend
                                2.D.3.2. "Pay on behalf of" wording

     2.E.  Errors & Omissions Insurance (if applicable):
           ---------------------------------------------

                    2.E.1.      Required Coverage Limits
                                USD 2,000,000 per claim where applicable:


The minimum amounts of insurance required in this Section 2 may be satisfied by BRIGHTPOINT purchasing primary coverage in the amounts and coverages specified, or a separate umbrella or excess policy together with a lower limit primary underlying coverage. The structure of coverage is at BRIGHTPOINT's option so long as the total amount of insurance meets these minimum requirements.

3.   Retentions

     Any deductibles, self-insured retention loss limits, retentions or similar obligations (collectively, "Retentions") must be disclosed on the certificate of insurance provided to NOKIA. Payment of all Retentions shall be the sole expense obligation of BRIGHTPOINT.

4.   Additional Insured

     a. BRIGHTPOINT shall have NOKIA (including its parent, subsidiary, affiliated and managed entities), its directors, officers and employees, agents and assigns named as additional insureds (collectively, the "Additional Insureds") under each General Liability, Automobile Liability and Umbrella Liability insurance policy obtained by BRIGHTPOINT pursuant to the requirements contained in this Appendix. Such additional insured status shall be procured and evidenced by an "Additional Insured Endorsement" and shall cover the Additional Insureds for any and all claims and legal proceedings of any kind whatsoever arising out of BRIGHTPOINT's work or operations (including the sale of goods to

     NOKIA) performed by or on behalf of NOKIA, except for claims caused by the gross negligence or willful misconduct of NOKIA. Such Additional Insured Endorsement shall provide that such insurance is primary and shall not contribute with any insurance or self-insurance that NOKIA has procured to protect itself unless claims are wholly due to the gross negligence or willful misconduct of NOKIA.

     b. Each of the insurance limits required by this Appendix shall be fully paid and exhausted before NOKIA, including any and all of NOKIA's separate insurance coverage, if any, including NOKIA's umbrella and/or excess insurance policies, if any, becomes involved in the defense or payment of any claim or legal proceeding. NOKIA's separate insurance coverages, if any, shall be excess over any insurance afforded by BRIGHTPOINT in compliance with the terms of this Appendix.

5.   Waiver of Subrogation

     Where permitted by law, BRIGHTPOINT waives and will require its insurers to waive all rights of subrogation and recovery against the Additional Insureds, whether sounding in contract, tort (including negligence and strict liability) or otherwise, unless such damages are caused in whole or in part due solely to the gross negligence or willful misconduct of NOKIA, or acts or omissions of NOKIA triggering strict liability.

6.   Proof of Insurance

     a. Before commencement of the parties' agreement(s) and prior to NOKIA having any obligation to pay BRIGHTPOINT whatsoever, BRIGHTPOINT shall provide to NOKIA a certificate of insurance (ACCORD Form 25-S (1/95), or the latest edition) signed by a duly authorized officer or agent of the insurer certifying that the minimum insurance coverages set forth in Section 2 of this Appendix are in effect. Further, the certificate of insurance must state that NOKIA will receive at least 30 days' written notice of policy cancellation, non-renewal or material modification. BRIGHTPOINT shall thereafter provide NOKIA, at least 30 days' prior to the expiration date of the cancelled, non-renewed or materially modified policy, written evidence by an insurance certificate that such policy has been replaced, renewed or modified with no lapse in coverage by another policy which meets the minimum insurance coverages set forth in Section 2 of this Appendix. If BRIGHTPOINT does not provide NOKIA with such certificates of insurance within 30 days after the date of the parties' agreement(s) and after each policy renewal thereafter, then NOKIA may (i) suspend payments to BRIGHTPOINT until evidence of required coverage is provided or (ii) terminate the parties' agreement(s) or any then-current statement(s) of work, work order(s), etc.

     b. NOKIA's approval of any of BRIGHTPOINT's insurance coverages does not relieve or limit any of BRIGHTPOINT's obligations under the parties' agreement(s), including, but not limited to, liability under the indemnification and defense provisions of the parties' agreement(s) for claims exceeding required insurance limits.

     c. In no event shall NOKIA's allowing BRIGHTPOINT to begin or complete its obligations under the parties' agreement(s), or acceptance of any such performance or payment therefor, be construed as a waiver of NOKIA's right to assert a claim against BRIGHTPOINT for breach of BRIGHTPOINT's obligations under this Appendix, or declare BRIGHTPOINT in default of the parties' agreement(s) for failure to comply with any of BRIGHTPOINT's obligations under this Appendix, all and each of which are deemed material.

7.   Subcontractor Requirements

     BRIGHTPOINT shall require each of its subcontractors, if any and as may be authorized under the parties' agreement(s) by NOKIA, to comply with all of the terms of this Appendix. This includes, but is not limited to, maintaining the minimum insurance coverages and limits, naming the Additional Insureds as additional insureds under all liability insurance policies and waiving all subrogation and other rights of recovery, if any, against the Additional Insureds and any assignee thereof, whether in contract or tort (including negligence and strict liability) or otherwise.


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                                  SCHEDULE 4.1

                                 SHIPPING RATES


For purposes of calculating the transportation fee specified in Section 4.1 of the Agreement, freight charges shall be applied at the rate of $++ per unit for all Products.